EXHIBIT 99.1

CASE NAME: CANAL CORPORATION	ACCRUAL BASIS

CASE NUMBERs: 08-36642, 08-36643, 08-36644, 08-36645, 08-

36646, 08-36647, 08-36648, 08-36649, 08-36650, 08-36651, 08-

36652, 08-36653, 08-36654, 08-36655, 08-36656, 08-36657, 08-

36658, 08-36659, 08-36660

JUDGE: DOUGLAS O. TICE JR.

UNITED STATES BANKRUPTCY COURT

EASTERN DISTRICT OF VIRGINIA

RICHMOND DIVISION

MONTHLY OPERATING REPORT

MONTH ENDING: April 5, 2010 To May 9, 2010

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7A) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/S/ J.P. CAUSEY JR.	EXECUTIVE VICE PRESIDENT
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	TITLE

J.P. CAUSEY JR.	MAY 26, 2010
PRINTED NAME OF RESPONSIBLE PARTY	DATE

PREPARER:

/S/ KATHRYN L. TYLER	CONTROLLER
ORIGINAL SIGNATURE OF PREPARER	TITLE

KATHRYN L. TYLER	MAY 26, 2010
PRINTED NAME OF PREPARER	DATE

CASE NAME: CANAL CORPORATION	ACCRUAL BASIS-1

CASE NUMBERs: 08-36642, 08-36643, 08-36644, 08-36645, 08-36646, 08-

36647, 08-36648, 08-36649, 08-36650, 08-36651, 08-36652, 08-36653, 08-

36654, 08-36655, 08-36656, 08-36657, 08-36658, 08-36659, 08-36660

BALANCE SHEET

	3/7/2010	4/4/2010	5/9/2010
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$8,795,160	$8,361,773	$8,249,642
Accounts receivable [1]	1,997,864	2,001,914	2,001,914
Inventories	—	—	—
Prepaid expenses and other current assets	90,962	106,380	99,402
Income taxes receivable	2,634,783	2,634,783	2,634,783

TOTAL CURRENT ASSETS	13,518,769	13,104,850	12,985,741

Gross property, plant and equipment:	—	—	—
Less accumulated depreciation	—	—	—

Net property, plant and equipment	—	—	—

Investment	2,351,395	2,333,752	2,303,591
Net Intercompany receivable	—	—	—
Other assets	27,798,182	27,798,182	27,798,182

TOTAL ASSETS	43,668,346	43,236,784	43,087,514

CURRENT LIABILITIES
Accounts payable	10,724	—	10,509
Accrued expenses	634,230	366,045	526,952

TOTAL CURRENT LIABILITIES	644,954	366,045	537,461

LIABILITIES NOT SUBJECT TO COMPROMISE	644,954	366,045	537,461

LIABILITIES SUBJECT TO COMPROMISE[2]	420,327,091	420,440,579	420,556,561

STOCKHOLDERS’ EQUITY
Common stock	20,238,486	20,238,486	20,238,486
Additional paid-in capital	98,740,698	98,740,698	98,740,698
Accumulated other comprehensive income (loss)	(2,484,470)	(2,484,470)	(2,484,470)
Retained earnings	(493,798,413)	(494,064,554)	(494,501,222)

TOTAL STOCKHOLDERS’ EQUITY	(377,303,699)	(377,569,840)	(378,006,508)

TOTAL LIABILITIES AND STOCKHOLDERS EQUITY	$43,668,346	$43,236,784	$43,087,514

1.	Accounts receivable include $1,997,864, $2,001,914 and $2,001,914 of non trade receivables, deposits, advances and other miscellaneous receivables for February, March and April, respectively.
2.	Beginning with the period ended 3/7/2010 the company is no longer accruing interest on its pre-petition debt. In addition, pre-petition debt denominated in foreign currencies is no longer being revalued for changes in foreign exchange rates. Pre-petition debt and accrued interest in GBP is valued at 1.5667 GBP to 1 USD and Pre-petition debt and accrued interest in Euros is valued at 1.3683 Euro to 1 USD.

CASE NAME: CANAL CORPORATION	ACCRUAL BASIS-2

CASE NUMBERs: 08-36642, 08-36643, 08-36644, 08-36645, 08-

36646, 08-36647, 08-36648, 08-36649, 08-36650, 08-36651, 08-

36652, 08-36653, 08-36654, 08-36655, 08-36656, 08-36657, 08-

36658, 08-36659, 08-36660

INCOME STATEMENT

	3/7/2010	4/4/2010	5/9/2010
Net sales	$—	$—	$—
Cost of products sold	—	—	—
Selling, general and administrative expenses	103,795	132,764	54,236
Gain (loss) on foreign currency translation[1]	—	—	—
Other income (loss), net	303,333	—	51,680

Operating loss	199,538	(132,764)	(2,556)

Loss on divestiture	—	—	—
Reorganization costs and other financing costs	5,371	(21,570)	3,465
Interest expense, net[1]	(2,615)	(2,921)	(2,607)

Loss from continuing operations	196,782	(108,273)	(3,414)
Intercompany income, net	—	—	—

Loss from continuing operations before taxes	196,782	(108,273)	(3,414)
Tax expense	3,181	4,716	3,213

Loss before discontinued operations	193,601	(112,989)	(6,627)
Loss (income) from discontinued operations, net of tax	152,344	153,152	430,041

Net (loss) income	$41,257	$(266,141)	$(436,668)

1.	Beginning with the period ended 3/7/2010 the company is no longer accruing interest on its pre-petition debt. In addition, pre-petition debt denominated in foreign currencies is no longer being revalued for changes in foreign exchange rates.

CASE NAME: CANAL CORPORATION	ACCRUAL BASIS-3

CASE NUMBERs: 08-36642, 08-36643, 08-36644, 08-36645, 08-36646, 08-36647, 08-36648, 08-36649,

08-36650, 08-36651, 08-36652, 08-36653, 08-36654, 08-36655, 08-36656, 08-36657, 08-36658, 08-

36659, 08-36660

CASH RECEIPTS AND DISBURSEMENTS

	3/7/2010	4/4/2010	5/9/2010
Operating activities:
Net loss	$9,876,359	$9,610,218	$9,173,550
Depreciation and amortization	—	—	—
Changes in operating assets and liabilities, net of acquisitions and dispositions:
Accounts receivable, net	(2,838)	(6,888)	(6,888)
Inventories	—	—	—
Other assets	(90,962)	(106,380)	(99,402)
Accounts payable and accrued expenses	(211,636)	(482,648)	(311,231)
Income taxes payable	238,247	394,580	552,834
Loss on divestiture	—	—	—
Loss on sale of fixed assets	—	—	—
Other	(10,244,352)	(10,277,451)	(10,289,563)

Net cash provided by operating activities	(435,182)	(868,569)	(980,700)

Investing activities:
Purchases of property, plant and equipment	—	—	—
Divestitures	—	—	—
Proceeds from sales of property, plant and equipment	—	—	—
Other	—	—	—

Net cash (used in) provided by investing activities	—	—	—

Financing activities:
Net borrowings on credit lines	—	—	—
Payments on long-term debt	—	—	—
Proceeds from long-term debt	—	—	—
Intercompany	—	—	—
Other	—	—	—

Net cash provided by (used in) financing activities	—	—	—

Effect of foreign exchange rate changes on cash and cash equivalents	—	—	—
Increase (decrease) in cash and cash equivalents	(435,182)	(868,569)	(980,700)
Cash and cash equivalents at beginning of Year	9,230,342	9,230,342	9,230,342

Cash and cash equivalents at end of Period	$8,795,160	$8,361,773	$8,249,642

CASE NAME: CANAL CORPORATION	ACCRUAL BASIS-4

CASE NUMBERs: 08-36642, 08-36643, 08-36644, 08-36645, 08-36646, 08-36647, 08-36648, 08-

36649, 08-36650, 08-36651, 08-36652, 08-36653, 08-36654, 08-36655, 08-36656, 08-36657, 08-

36658, 08-36659, 08-36660

ACCOUNTS RECEIVABLE AGING1

		SCHEDULE	MONTH	MONTH	MONTH
		AMOUNT	DECEMBER 2009	JANUARY 2009	FEBRUARY 2009
1.	0-30		$—	$—	$—
2.	31-60		—	—	—
3.	61-90		—	—	—
4.	91+		—	—	—

5.	TOTAL ACCOUNTS RECEIVABLE		$—	$—	$—
6.	AMOUNT CONSIDERED UNCOLLECTIBLE

7.	ACCOUNTS RECEIVABLE (NET)		$—	$—	$—

1.	Does not include deposits/advances which are included in the balance sheet and miscellaneous receivables not recorded under the AR sub ledger.

Following the sale on 4/30/2009 the debtors have no trade receivables.

AGING OF POSTPETITION TAXES AND PAYABLES				MONTH:	4/5/10-5/9/10
TAXES PAYABLE		0-30 DAYS	31-60 DAYS	61-90 DAYS	91+ DAYS	TOTAL
1.	FEDERAL	$—	$—	$—	$—	$—
2.	STATE	—	—	—	—	—
3.	LOCAL	—	—	—	—	—
4.	OTHER (ATTACH LIST)	—	—	—	—	—

5.	TOTAL TAXES PAYABLE	$10,509	$—	$—	$—	$10,509

6.	ACCOUNTS PAYABLE	$—	$—	$—	$—	$—
STATUS OF POSTPETITION TAXES				MONTH:	4/5/10-5/9/10
FEDERAL			BEGINNING TAX LIABILITY*	AMOUNT WITHHELD AND/ OR ACCRUED	AMOUNT PAID	ENDING TAX LIABILITY
1.	WITHHOLDING**		$—	$—	$—	—
2.	FICA-EMPLOYEE**		—	—	—	—
3.	FICA-EMPLOYER**		—	—	—	—
4.	UNEMPLOYMENT		—	—	—	—
5.	INCOME		—	—	—	—
6.	OTHER (ATTACH LIST) franchise taxes		—	—	—	—

7.	TOTAL FEDERAL TAXES		$—	$—	$0—	$—

STATE AND LOCAL			—	—	—	—
8.	WITHHOLDING		$—	$—	$—	—
9.	SALES		—	—	—	—
10.	EXCISE		—	—	—	-
11.	UNEMPLOYMENT		—	—	—	—
12.	REAL PROPERTY		—	—	—	—
13.	PERSONAL PROPERTY		—	—	—	—
14.	OTHER		—	—	—	—

15.	TOTAL STATE & LOCAL		$—	$—	$—	$—

16.	TOTAL TAXES		$—	$—	$—	$—

*	The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
**	Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

CASE NAME: CANAL CORPORATION	ACCRUAL BASIS-5

CASE NUMBERs: 08-36642, 08-36643, 08-36644, 08-36645, 08-36646, 08-36647, 08-36648, 08-36649, 08-36650, 08-36651, 08-36652, 08-36653, 08-36654, 08-36655, 08-36656, 08-36657, 08-36658, 08-36659, 08-36660

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

						MONTH:	4/5/10-5/9/10

BANK RECONCILIATIONS

A.	BANK:	Wachovia	Wachovia	Wachovia	Wachovia	Wachovia	Wachovia
B.	ACCOUNT NUMBER:	2000044344937	2000044344953	2000049760707	2000042096355	2000042096368	2000028428497
C.	PURPOSE (TYPE):	Money Market	Money Market	Money Market	Deposit/Wdrwl	Deposit/Wdrwl	Deposit/Wdrwl	TOTAL
1.	BALANCE PER BANK STATEMENT	$5,101,420	$1,321,518	$1,492,001	$141,029	$260,926	$5,617	$8,322,511
2.	ADD: TOTAL DEPOSITS NOT CREDITED				202,838			202,838
3.	SUBTRACT: OUTSTANDING CHECKS				(76,083)			(76,083)
4.	OTHER RECONCILING ITEMS	(200,000)			—			(200,000)
5.	MONTH. END BALANCE PER BOOKS	4,901,420	1,321,518	1,492,001	267,784	260,926	5,617	8,249,266
6.	NUMBER OF LAST CHECK WRITTEN	N/A	N/A	N/A	N/A	N/A	N/A	N/A

INVESTMENT ACCOUNTS
BANK, ACCOUNT NAME & NUMBER						DATE OF PURCHASE	TYPE OF INSTRUMENT	PURCHASE PRICE	CURRENT VALUE
7.
8.
9.
10.
11.	TOTAL INVESTMENTS								—
CASH
12.	CURRENCY ON HAND								$376

13.	TOTAL CASH - END OF MONTH								$8,249,642

CASE NAME: CANAL CORPORATION	ACCRUAL BASIS-6

CASE NUMBERs: 08-36642, 08-36643, 08-36644, 08-36645, 08-36646, 08-36647, 08-36648, 08-36649, 08-36650, 08-36651, 08-36652, 08-36653, 08-36654, 08-36655, 08-36656, 08-36657, 08-36658, 08-36659, 08-36660	MONTH:	4/5/10-5/9/10

PAYMENTS TO INSIDERS AND PROFESSIONALS

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSIDERS

NAME	TYPE OF PAYMENT	AMOUNT PAID	TOTAL PAID TO DATE
1.	See Appendix A
2.
3.
4.
5.

6. TOTAL PAYMENTS TO INSIDERS		$—	$—

PROFESSIONALS

NAME	DATE OF COURT ORDER AUTHORIZING PAYMENT	AMOUNT APPROVED	AMOUNT PAID	TOTAL PAID TO DATE	TOTAL INCURRED & UNPAID *
1. Alvarez & Marsal				$637,635
2. FTI Consulting				61,845
3. Goldman Sachs				4,142,218
4. Gordian Group LLC				482,214
5. Greenberg Traurig, LLP				1,146,175	19,874
6. Hammonds				117,048	5,290
7. Hunton & Williams				2,323,011	42,469
8. Ivins, Phillips, & Barker				775,637	430,281
9. Kekst & Company				7,513
10. Kurtzman Carson Consultants			11,362	490,214	8,000
11. Lowenstein & Sandler PC				25,176	1,327
12. Tavenner & Beran				54,920	5,500
13. Quarles & Brady **	2/24, 3/31, 4/7/10	641,237		2,097,532	1,136,660

TOTAL PAYMENTS TO PROFESSIONALS		$641,237	$11,362	$12,361,137	$1,649,401

*	INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED. INCURRED FEES ARE MANAGEMENT ESTIMATES.
**	Majority to be paid by insurance

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

NAME OF CREDITOR	SCHEDULED MONTHLY PAYMENTS DUE	AMOUNTS PAID DURING MONTH	TOTAL UNPAID POSTPETITION
2. James Center Property LLC	3,000	3,000	—
3. Ikon Leasing	798	798	—
3. Lanier Parking Solutions	260	260	—

TOTAL	$4,058	$4,058	$—

CASE NAME: CANAL CORPORATION	APPENDIX A	APPENDIX A	APPENDIX A

CASE NUMBERs: 08-36642, 08-36643, 08-36644, 08-36645, 08-36646, 08-36647, 08-36648, 08-36649, 08-36650, 08-36651, 08-36652, 08-36653, 08-36654, 08-36655, 08-36656, 08-36657, 08-36658, 08-36659, 08-36660

PAYMENTS TO INSIDERS AND PROFESSIONALS

MONTH: 4/5/10-5/9/10

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSIDERS

		2010
NAME	TYPE OF PAYMENT	Jan Amount Paid	Feb Amount Paid	March Amount Paid	April Amount Paid	TOTAL PAID TO DATE
1. Alvarez & Marsal	Professional	$—	$—	$—	$—	637,636
2. Buchan, Brian J	BOD Fees	—	—	—	—	14,494
3. Causey Jr, John Paul	Payroll	24,333	24,333	24,333		328,497
4. Causey Jr, John Paul	Expense Reimb	—	—	—	396	8,637
5. Causey Jr, John Paul	Professional				13,110	13,110
6. Decaluwe, Rafael C	BOD Fees	—	—	—	—	30,365
7. Fell, Sir David	BOD Fees	25,948	1,260	7,000	—	130,454
8. Formacek, Candace C.	Payroll	—	—	—	—	69,375
9. Formacek, Candace C.	Expense Reimb	—	—	—	—	2,905
10. Fowden, Jerry	BOD Fees	—	—	—	—	10,705
11. FTI Consulting	Professional	—	—	—	—	61,845
12. Goldman Sachs	Professional	—	—	—	—	4,142,218
13. Gordian Group	Professional	—	—	—	—	482,214
14. Greenberg Traurig	Professional	—	2,667	3,953	—	1,146,175
15. Hammonds LLP	Professional	—	—	—	—	117,048
16. Hellyar, Mary Jane	BOD Fees	—	—	—	—	18,071
17. Henderson, Thomas	Expense Reimb	—	—	—	—	9,658
18. Henderson, Thomas M	Payroll	—	—	—	—	75,000
19. Henfling, Robin	Payroll	—	—	—	—	94,386
20. Henfling, Robin	Expense Reimb	—	—	—	—	8,231
21. Hockett, Vincent W.	Payroll	—	—	—	—	99,375
22. Hockett, Vincent W.	Expense Reimb	—	—	—	—	2,455
23. Hunton & Williams LLP	Professional	35,491	59,416	29,931	—	2,323,011
24. Ivins, Phillips & Baker	Professional	212,775	—	168,902	—	775,637
25. Kekst & Company	Professional	—	—	—	—	7,513
26. Kohut, Andrew J	Payroll	—	—	—	—	211,993
27. Kohut, Andrew J	Expense Reimb	—	—	—	—	1,189
28. Kohut, Andrew J	BOD Fees	8,000	1,800	3,750	—	25,150
29. Lowenstein Sandler PC	Professional	—	—	—	—	25,176
30. Kurtzman Carson Consultants	Professional	10,002	6,835	7,570	11,362	490,214
31. McKeough, John	Expense Reimb	—	—	—	—	16,030
32. Mckeough, John P.	Payroll	—	—	—	—	66,298
33. Mostrom, Joel K.	Payroll	—	—	—	—	128,244
34. Mostrom, Joel K.	Expense Reimb	—	—	—	—	1,862
35. Naftzger, Christopher	Payroll	—	—	—	—	77,076
36. Naftzger, Christopher	Expense Reimb	—	—	—	—	2,671
37. Petit, Henri	BOD Fees	6,650	1,260	2,625	—	37,085
38. Quarles & Brady	Professional	109,913	—	33,099	—	2,097,532
39. Rosenblum, DR. John W.	BOD Fees	9,500	—	3,750	—	61,550
40. Swade, Terry A.	Payroll	—	—	—	—	38,625
41. Swade, Terry A.	Expense Reimb	—	—	—	—	490
42. Tavenner & Beran	Professional	—	—	23,464	—	54,920
43. Thelander, Beverly L.	BOD Fees / Exp	10,500	—	3,750	—	66,373
44. Turley, Troy	Expense Reimb	—	—	—	—	11,302
45. Turley, Troy L.	Payroll	—	—	—	—	60,553
46. Winter, David A	Payroll	—	—	—	—	72,402
47. Winter, David A	Expense Reimb	—	—	—	—	251

TOTAL PAYMENTS TO INSIDERS		$453,112	$97,571	$312,127	$24,868	$14,156,001

CASE NAME: CANAL CORPORATION	ACCRUAL BASIS-7

CASE NUMBERs: 08-36642, 08-36643, 08-36644, 08-36645, 08-36646, 08-36647, 08-36648, 08-36649, 08-36650, 08-36651, 08-36652, 08-36653, 08-36654, 08-36655, 08-36656, 08-36657, 08-36658, 08-36659, 08-36660	MONTH:	4/5/10-5/9/10

QUESTIONNAIRE

		YES	NO
1.	HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?		X
2.	HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?		X
3.	ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM RELATED PARTIES?		X
4.	HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD?		X
5.	HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?		X
6.	ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?		X
7.	ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?		X
8.	ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?		X
9.	ARE ANY OTHER POSTPETITION TAXES PAST DUE?		X
10.	ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?		X
11.	HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?		X
12.	ARE ANY WAGE PAYMENTS PAST DUE?		X

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS “YES,” PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

CASE NAME: CHESAPEAKE CORPORATION	ACCRUAL BASIS-7a

CASE NUMBERs: 08-36642, 08-36643, 08-36644, 08-36645, 08-36646, 08-36647, 08-36648, 08-36649, 08-36650, 08-36651, 08-36652, 08-36653, 08-36654, 08-36655, 08-36656, 08-36657, 08-36658, 08-36659, 08-36660	MONTH:	4/5/10-5/9/10

INSURANCE

	YES	NO
1. ARE WORKER’S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY INSURANCE COVERAGES IN EFFECT?	X
2. ARE ALL PREMIUM PAYMENTS PAID CURRENT?	X
3. PLEASE ITEMIZE POLICIES BELOW.

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS “NO,” OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

MONTH ENDING: April 5, 2010 To May 9, 2010

INSURANCE SCHEDULE

Type	Carrier/Agent	Period Covered	Payment Amount	Frequency
General Liability	Century Surety Company	4/24/10-4/24/11	$987	Paid at Inception
Umbrella Liability	Century Surety Company	4/24/10-4/24/11	$4,357	Paid at Inception
Commercial Property	The Harford	4/24/10-4/24/11	$6,392	Paid at Inception
Primary Directors & Officers Liability Insurance	National Union Fire Insurance Company of Pittsburgh (AIG)	1/1/10 - 1/1/11	$50,000	Paid at Inception
Excess Directors and Officers Liability	Ace American Insurance Company	1/1/10 - 1/1/11	$25,000	Paid at Inception
Directors and Officers Liability Excess DIC Policy	Ace American Insurance Company	1/1/10 - 1/1/11	$20,000	Paid at Inception
Fiduciary Liability	National Union Fire Insurance Company of Pittsburgh (AIG)	1/1/10 - 1/1/11	$15,000	Paid at Inception
Employed Lawyers Liability (policy period ammendment)	Chartis Specialty Insurance Company	1/1/10 - 1/1/14	$16,752	Paid at Inception
US Workers Compensation	Twin City Fire Insurance Company	5/1/10-5/1/11	$1,052	Paid at Inception
Natural Resources Liability and Clean-Up	American International Specialty Lines Insurance Company	12/31/00 - 12/31/20	$6,500,000	Paid at Inception